                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                           _________________________


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1998



                      TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


                1-11918                                94-3175659
        (Commission File Number)                (IRS Employer Id. Number)



   One Embarcadero Center, 33rd Floor                      94111
           San Francisco, CA                             (Zip Code)
(Address of principal executive offices)



                                (415) 391-4300
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Exhibit
Number    Exhibit
------    -------

10.1 Third Amended and Restated Revolving Credit Agreement, dated as of June 1, 1998, by and among TriNet Corporate Realty Trust, Inc., the banks listed therein, Morgan Guaranty Trust Company of New York, as lead agent and arranger, and certain banks named as co-agents.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   TRINET CORPORATE REALTY TRUST, INC.


                                   By:   /s/ Geoffrey M. Dugan
                                      ------------------------------------------
                                      Name:  Geoffrey M. Dugan
                                      Title: Vice President and General Counsel



Dated: June 19, 1998